SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                  May 27, 2003

                        IMAGING TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                               17075 Via Del Campo
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 451-6120
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.          OTHER  EVENTS

The Registrant filed Form 10-Q on May 21, 2003 without its independent accountants having completed their review of the financial statements. The Registrant intends to file an amended quarterly report for the period ended March 31, 2003 on Form 10-Q/A within the next ten days. The amended report will reflect a reallocation of the purchase price in connection with the Registrant's January acquisitions of Greenland Corporation and Quik Pix, Inc. and a change in the liabilities to reflect settlements reached with certain creditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May  27,  2003


IMAGING  TECHNOLOGIES  CORPORATION

By:  /S/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer